Exhibit 99.1

Fifth Street Finance Corp. Investor Presentation (NYSE: FSC) March 2009 www.fifthstreetfinance.com

Forward Looking Statements This presentation contains forward-looking statements. These statements include, without limitation, information with respect to future events or our future financial performance, results of operations, and on our financial condition. These forward looking statements are not guarantees of our future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements. Factors that could affect our results and cause them to materially differ from those contained in the forward-looking statements include those that we discuss in "Risk Factors" and "Special Note Regarding Forward-Looking Statements" in our final prospectus, dated June 11, 2008, that we have filed with the SEC.

Fifth Street Overview Lower middle market, externally managed BDC Current assets under management of over $400 Million1 $141 Million IPO in June 2008 led by Goldman Sachs, UBS, Wachovia, Bank of Montreal and Stifel Nicolaus; listed on the NYSE as ticker "FSC" BDC investments total $271 Million2 as of December 31, 2008 Typical investment size $5 Million to $40 Million History Fifth Street Fund III BDC Conversion 2008 1 Includes BET Associates L.P., Fifth Street Mezzanine Partners II L.P., and Fifth Street Finance Corp. (FSC). 2 At fair value. Fifth Street Fund III 2007 Fifth Street Fund II 2005 Fund I 1998 Fifth Street Finance Corp. IPO June 2008

Dynamic Business Model Specialty finance company providing financing for small to mid-sized companies Disciplined investment process with a proven 10+ year track record Recurring revenue stream-weighted average portfolio debt yield is 16.5% vs. industry average of approximately 12.3% 100% of the loans are originated by Fifth Street Consistently invests in conjunction with private equity sponsors Diversified portfolio

Why Fifth Street Today Superior Portfolio - Business model allows us to capture alpha Inefficient Market - Opportunity to invest at premium rates 85% of this portfolio has been generated during the credit dislocation, after July 1, 2007 Weighted average debt yield of 16.5%; cash yield of 13.4%1 99% of portfolio consists of 1st and 2nd lien debt securities1 94% of portfolio consists of fixed rate debt securities; 100% of floating rate debt securities have interest rate floors of at least 9%1 Since March 2007, Fifth Street Finance Corp. has closed 25 transactions alongside 20 private equity sponsors totaling $317.5 Million in investment commitments 2 1 At fair value as of December 31, 2008. 2 Includes $13.6 million in unfunded commitments.

How Fifth Street will Continue to Deliver Team - Expertise and experience with a scaleable methodology Brand - Premium provider of capital in the lower middle market Relationships - Deep relationships with key group of sponsors Transparency - Focus on a high degree of disclosure

Conservative Portfolio Accounting Strong Value Proposition Stock Trading Below NAV Consistent Dividends Value Net unrealized depreciation of $35 Million since inception on total investment portfolio of $271 Million1 Primarily due to general economic conditions Stock trading at 57%2 of December 31, 2008 Net Asset Value Paid a 3Q 2008 dividend of $0.30 per share Paid a 4Q 2008 dividend of $0.31 per share Paid a special dividend of $0.05 per share for 2008 Paid a 1Q 2009 dividend of $0.32 per share Paid a 2Q 2009 dividend of $0.33 per share Leonard Tannenbaum (CEO & President) is an active buyer; currently owns over 5% or 1,243,273 shares of FSC3 1 At fair value as of December 31, 2008. 2 At closing share price of $6.78 on February 27, 2009. 3 All shares were purchased.

BDC Structure and Regulation Business Development Companies ("BDCs") are uniquely positioned financing vehicles that provide debt and equity capital to private and small publicly- owned enterprises. BDC's were created by Congress in 1980 with the stated mission of facilitating the flow of capital to companies lacking access to public capital markets. BDC regulations allow a maximum debt-to-equity ratio of 1:1 which allow BDC's to enhance their return and limit their risk. BDC's are required to distribute at least 90% of their income to shareholders. SEC regulations require BDC's to fair value assets quarterly.

Gladstone Capital PennantPark BlackRock Kelso MCG Capital Patriot Capital Apollo Investment Allied Capital Ares Capital Triangle Capital Fifth Street East 0.098 0.104 0.11 0.119 0.121 0.121 0.121 0.1279 0.144 0.134 0.031 High-Quality Investments with Substantial Cash Yields Higher Weighted Average Yield with Lower Leverage 1 Source: Represents weighted average debt yield per public filings for period ending December 31, 2008. Weighted Average Debt Yield versus Other BDCs1 Cash Yield 13.4% 16.5%

Portfolio Mix at Fair Value 1 Q1 2008 data provided by internal financials. 1

Diversified Portfolio1 1 As of December 31, 2008 at fair value. 2 Other includes: Emulsions manufacturing; Entertainment - theaters; Food distributors; Leisure facilities; Data processing and outsourced services; Merchandise display; Media - Advertising; Capital goods; ; Commodity chemical; Housewares & specialties; Building products; Lumber products; Household products/ specialty chemicals; and Home furnishing retail. Portfolio by Region Portfolio by Industry 2

Rating % by Fair Value Investment Rating 1 - Investment is performing above expectations and/or a capital gain is expected; Investment Rating 2 - Investment is performing substantially within our expectations, and its risks remain neutral or favorable compared to the potential risks at the time of the original investment (all new loans are initially rated 2); Investment Rating 3 - Investment is performing below our expectations and requires closer monitoring, we expect no loss of investment return (interest and/or dividends) or principal. Companies with a rating of 3 may be out of compliance with financial covenants; Investment Rating 4 - Investment is performing below our expectations and for which risk has increased materially since the original investment. We expect some loss of investment return, but no loss of principal; and Investment Rating 5 - Investment is performing substantially below our expectations and whose risks have increased substantially since the original investment. Investments with a rating of 5 are those for which some loss of principal is expected. 1.0% at FV2 7.2% at Cost3 1 Q1 2008 data provided by internal financials. 2 Investment ratings 4 and 5 as a percentage of total portfolio at fair value. 3 Investment ratings 4 and 5 as a percentage of total portfolio at cost. 1 1

High-Quality Investments with Substantial Cash Yields Secured Portfolio with Low Leverage Secured Portfolio1 Total Debt to EBITDA Investment Portfolio: $271.2 Million1 1 At December 31, 2008 at fair value. 2 Source: Standard & Poor's Leveraged Buyout Review Q4 2008. Represents average of LBOs in 2H08 where target had less than $50mm in EBITDA. 3 Total debt to EBITDA of securities at loan inception. Second Lien Debt, 58.8% Equity 1.1% x Middle Market LBO Leveraged 4.70x 3.66x 0.0 0.5x 1.0x 1.5x 2.0x 2.5x 3.0x 3.5x 4.0x 4.5x 5.0x Loans2 Fifth Street3 First Lien Debt, 38.6% Second Lien Debt, 60.3%

Strong Relationships

Established Relationships with Leading Lower Middle Market Sponsors



Reputation for Delivering on Commitments
Consistent Market Focus
Common Investment Philosophy

- "Lender of choice" for sponsors that invest in small and mid-sized companies
- Significant benefits of strategic partnerships including:
  - Incremental due diligence
  - Additional layer of monitoring
  - Additional source of operating expertise

Opportunity to Expand Network of Relationships



Active Sponsor Relationships[1], 140
9%
Potential Sponsor Relationships, (~1,360)
91%

- Significant opportunity to increase market penetration and enhance investment pipeline
  - Our Investment Adviser has active relationships with over 140[1] of these sponsors
- Additional opportunity to grow with sponsors as they expand

[1] *As of June 11, 2008 per Fifth Street Finance Corp. Prospectus.*

FIFTH STREET CAPITAL

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Growing Target Market Large pool of private equity capital focused on investments in small and mid-sized companies These private equity firms have less access to capital Smaller deal size Fragmented market Recent credit market dislocation Less access to capital has resulted in favorable lending environment 1 Source: Thomson Financial. Represents LBO market purchase price breakdown. 2 Source: Thomson Financial. Represents equity contribution by sponsors for middle market LBO loans. Average Sponsor Equity Contributions2 Average Middle Market Purchase Price Multiple1

Experienced Management Team that is Aligned with Shareholders Management

Experienced Management Team that is Aligned with Shareholders Other Senior Professionals

Intense Focus on Managing Credit Risk Conservative Underwriting Criteria Structuring Methodology Target Transaction Characteristics Substantial excess enterprise value Significant investment by private equity sponsor Predictable positive operating cash flow On-going and available liquidity First or second lien positions Low leverage levels Strong covenants and collateral packages Sponsor-led transactions enhance the credit quality of the loan

Portfolio Management Origination Intense Focus on Managing Credit Risk Comprehensive Investment Process Underwriting Deal opportunities are sourced and screened Full investment summary Propriety deal scoring model Preliminary due diligence Initial Investment Committee ("IC") review Draft term sheet Term sheet negotiated Ongoing IC review Thorough due diligence Structuring Closing and funding following final IC approval Proactive monthly / quarterly review and monitoring process Covenant compliance Board observation rights Current performance vs. plan Onsite inspection Internal ratings Increased monitoring of problem credits Established and proven investment process Dual underwriting methodology with stringent underwriting standards Dedicated portfolio management team that actively monitors portfolio

Diversified Portfolio As of December 31, 2008 1 At fair value as of December 31, 2008. Portfolio Fair Value at 12/31/08 $271.2

Asset Quality As of December 31, 2008 Portfolio is performing as expected 100% of portfolio valued by an outside valuation firm Portfolio loans are assessed and rated quarterly on a scale from 1 to 5 based on underlying credit and performance statistics Loan Ratings as of December 31, 2008 Investment Rating Description Investments at Fair Value Percentage of Total Portfolio Debt/ EBITDA Leverage Ratio 1 Investment performing above expectations $ 7.7 2.8% 4.13x 2 Investment performing substantially within expectations and its risk remains neutral or favorable 227.4 83.9 4.32 3 Investment performing below expectations and requires closer monitoring, but no loss is expected 33.4 12.3% 6.50 4 Investment performing below expectations; expect some loss of investment return, but no loss of principal is expected 1.0 0.4 30.34 5 Investment performing substantially below expectations; some loss of principal is expected 1.7 0.6% 11.48 Total $ 271.2 100.0% 4.73x

Summary Financials

Corporate Governance Independent (5) Byron J. Haney, CPA (Chair of the Audit Committee) - 20+ years of business experience, including serving as chief financial officer of a private retail store chain. Currently serves on the Board of Directors of Sterling Chemicals, Inc. (public company) Frank C. Meyer (Chair of the Valuation Committee) -Founder and former Chairman of Glenwood Capital (purchased by the Man Group). Previously served on the Board of Directors of Quality Systems, Inc. (public company) Adam C. Berkman, CPA - 19+ years of experience in strategy, operations, finance and business development Brian S. Dunn - 14+ years of marketing, logistical and entrepreneurial experience Douglas F. Ray - 12+ years experience acquiring, developing, financing and managing a diverse portfolio of real estate investments, including two healthcare properties funds Interested (2) Leonard M. Tannenbaum, CFA - President and CEO of Fifth Street Finance Corp. 12+ years of experience making investments in small to mid-sized companies. Mr. Tannenbaum has founded a number of private investment firms, including Fifth Street Capital LLC, and has served on the Board of Directors of five public companies. Bernard D. Berman - Executive Vice President and Secretary of Fifth Street Finance Corp. 13+ years of legal experience focusing on corporate transactions. Mr. Berman was formally a corporate attorney with the law firm Riemer & Braunstein LLP. Board of Directors

Summary Investment Highlights Yield High-quality investments with substantial cash yields Safety Intense focus on managing credit risk Relationships Strong relationships with private equity sponsors focused on small and mid-sized companies Experienced management team that is aligned with investors Strong portfolio management expertise

FSC Corporate Information Board of Directors Adam C. Berkman, CPA Brian S. Dunn Byron J. Haney, CPA Frank C. Meyer Douglas F. Ray Bernard D. Berman Leonard M. Tannenbaum Corporate Counsel Sutherland, Asbill & Brennan, LLP Transfer Agent American Stock Transfer & Trust Company, LLC Tel: (212) 936-5100 www.amstock.com Corporate Officers & Other Executives Leonard M. Tannenbaum, President & CEO Marc A. Goodman, Chief Investment Officer Bernard D. Berman, Executive VP & Secretary Juan E. Alva, Head of Origination Ivelin M. Dimitrov, Head of Execution Independent Audit Firm Grant Thornton, LLP Independent Valuation Firm Murray, Devine & Co. Research Coverage Stifel Nicholas Troy Ward, (314) 342-2714 Greg Mason, (314) 342-2194 Wachovia James Shanahan, (443) 263-6546 Christopher Harris, (443) 263-6513 BMO Capital Markets David Chiaverini, (212) 885-4115 Investor Relations Contact Stacey L. Thorne Fifth Street Finance Corp. Tel: (914) 286-6811 ir@fifthstreetcap.com Corporate Headquarters 445 Hamilton Avenue, Suite 1206 White Plains, NY 10601 Tel: (914) 286-6800 Fax: (914) 328-4214 Other Offices 15233 Ventura Blvd., Penthouse 2 Sherman Oaks, CA 91403 Tel: (818) 990- 3145 Fax: (818) 990- 3147 Fiscal year end September 30 Please visit our website at: www.fifthstreetfinance.com

Portfolio As of December 31, 2008 $13.5MM Second Lien Term Loan Equity Investment $7.0MM Second Lien Term Loan $11.0MM Second Lien Term Loan Equity Investment $25.0MM Second Lien Term Loan Equity Investment $10.3MM Second Lien Term Loan $16.8MM Second Lien Term Loan $9.7MM Second Lien Term Loan Equity Investment $14.3MM First Lien Term Loan Equity Investment $7.5MM Second Lien Term Loan $17.1MM First Lien Term Loan Equity Investment $18.7MM Second Lien Term Loan Equity Investment $8.8MM First Lien Term Loan $9.2MM First Lien Term Loan $12.5MM Second Lien Term Loan $12.4MM Second Lien Term Loan $11.8MM Second Lien Term Loan $20.0MM First Lien Term Loan RTMH